EXHIBIT 99.6

                        SELECTED FINANCIAL DATA--RAYOVAC

         The following table sets forth selected historical consolidated financial data of Rayovac. The selected historical consolidated financial data as of September 30, 2003 and September 30, 2004 and for each of the three fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004 have been derived from Rayovac's audited consolidated financial statements appearing elsewhere in this offering memorandum. The selected historical consolidated financial data as of September 30, 2001, September 30, 2002 and September 30, 2003 and for the each of the two fiscal years ended September 30, 2001 and September 30, 2002 have been derived from Rayovac's audited financial statements not appearing elsewhere in this offering memorandum. The historical results included below and elsewhere in this offering memorandum are not necessarily indicative of Rayovac's future performance. The following selected financial data should be read in conjunction with the information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Rayovac's and Microlite's consolidated financial statements and the notes thereto included elsewhere in this offering memorandum.

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
                                                                         Fiscal Year Ended September 30,
                                                           -------------------------------------------------------------
                                                            2000      2001(1)       2002(2)        2003(3)(4)    2004(5)
                                                           ------     -------       -------        ----------    -------
                                                                                    ($ in millions)

Statement of Operations Data:


Net sales(6)                                              $ 630.9     $  616.2      $  572.7      $     922.1     $ 1,417.2
Cost of goods sold                                          371.5        361.2         334.1            549.5         811.9
Restructuring and related charges--cost of goods sold          --         22.1           1.2             21.1          (0.8)
Gross profit(6)                                             259.4        232.9         237.4            351.5         606.1
Operating expenses                                          170.1        178.3         174.4            280.4         437.7
Restructuring and related charges--operating expenses          --          0.2            --             11.5          12.2
Operating income(7)                                          89.3         54.4          63.0             59.6         156.2
Income before income taxes(8)                                58.0         17.5          45.7             23.0          90.5
Loss from discontinued operations                              --           --            --               --           0.4
Net income                                                   38.4         11.5          29.2             15.5          55.8

Other Financial Data:
EBITDA(9)                                                 $ 108.5     $   65.8      $   80.7      $      91.8     $   191.4
Adjusted EBITDA(9)                                          108.5         96.7          81.9            133.6         212.0
Net cash provided by operating activities                    32.8         18.0          66.8             76.2         104.9
Capital expenditures                                         19.0         19.7          15.6             26.1          26.9
Depreciation and amortization (excluding amortization
   of debt issuance costs)(7)                                19.9         21.1          19.0             31.6          35.3
Ratio of earnings to fixed charges(10)                        2.9x         1.7x          3.9x             1.6x          2.4x
Pro forma ratio of earnings to fixed charges(10)                                                                        1.8x

Balance Sheet Data (at fiscal year end):
Cash and cash equivalents                                 $   9.8     $   11.4      $    9.9      $     107.8     $    15.8
Working capital(11)                                         104.7        158.5         140.5            269.8         251.9
Total assets(6)                                             549.6        566.5         520.9          1,545.3       1,636.0
Total debt                                                  317.6        258.0         201.9            943.4         829.9
Total shareholders' equity                                   80.7        157.6         174.8            202.0         316.0

---------------------------------

(1)  Fiscal 2001 includes restructuring and related charges--cost of goods sold of $22.1 million, and restructuring and related charges--operating expenses of $0.2 million. Fiscal 2001 also includes a non-operating expense of $8.6 million discussed in note (8) below.

(2)  Fiscal 2002 includes restructuring and related charges--cost of goods sold of $1.2 million. See Note 15 in the
     Notes to Rayovac's Consolidated Financial Statements included elsewhere in this offering memorandum for further discussion.

(3)  Fiscal 2003 includes a net sales reduction of approximately $6.1 million related to North American retailer inventory repricing programs associated with the launch of our comprehensive new alkaline pricing program announced in 2003. These programs were launched in response to Duracell's price reduction in the U.S. market on certain AA and AAA batteries.

     Fiscal 2003 includes restructuring and related charges--cost of goods sold of $21.1 million, and restructuring and related charges--operating expenses of $11.5 million. Fiscal 2003 also includes a non-operating expense of $3.1 million discussed in note (8) below. See Note 15 in the Notes to Rayovac's Consolidated Financial Statements
     included elsewhere in this offering memorandum for further discussion.

(4)  Fiscal 2003 is impacted by two acquisitions completed during the fiscal year. The VARTA acquisition was completed on October 1, 2002 and the Remington acquisition was completed on September 30, 2003. See further discussion of acquisitions in "Management's Discussion of Financial Condition and Results of Operations--Rayovac" and in Note 16
     in the Notes to Rayovac's Consolidated Financial Statements included elsewhere in this offering memorandum.

(5)  Fiscal 2004 is impacted by two acquisitions completed during the fiscal year. The Ningbo acquisition was completed on March 31, 2004 and the Microlite acquisition was completed on May 28, 2004. See further discussion of acquisitions in "Management's Discussion of Financial Condition and Results of Operations--Rayovac" and in Note 16
     in the Notes to Rayovac's Consolidated Financial Statements included elsewhere in this offering memorandum.

     Fiscal 2004 includes restructuring and related charges--cost of goods sold of $(0.8) million, and restructuring and related charges--operating expenses of $12.2 million. See Note 15 in the Notes to Rayovac's Consolidated Financial
     Statements included in this offering memorandum for further discussion.

(6)  Certain reclassifications have been made to reflect the adoption of the Emerging Issues Task Force ("EITF") No.
     01-09 for periods prior to adoption in fiscal 2002. EITF 01-09 addresses the recognition, measurement and income statement classification of various types of sales incentives, either as a reduction to revenue or as an expense.
     Concurrent with the adoption of EITF 01-09, we reclassified certain accrued trade incentives as a contra-receivable versus our previous presentation as a component of accounts payable.

(7)  Pursuant to Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, we
     ceased amortizing goodwill on October 1, 2001. Upon initial application of SFAS 142, we reassessed the useful lives of our intangible assets and deemed only the trade name to have an indefinite useful life because it is expected to generate cash flows indefinitely. Based on this, we ceased amortizing the trade name on October 1, 2001. Goodwill and trade name amortization expense for 2000 and 2001 included in depreciation and amortization in operating income are as follows:

                                                                                2000        2001
                                                                               ------      ------
                                                                                  (in millions)

                                 Goodwill amortization                         $  1.2      $  1.1
                                 Trade name amortization                          2.3         2.3
                                                                               ------      ------
                                    Total                                      $  3.5      $  3.4
                                                                               ======      ======

(8)  SFAS 145, which addresses, among other things, the income statement presentation of gains and losses related to debt extinguishments, requires such expenses to no longer be treated as extraordinary items, unless the items meet the definition of extraordinary per APB Opinion No. 30. We adopted this statement on October 1, 2002. As a result, we recorded non-operating expenses within income before income taxes as follows during the fiscal years ended
     September 30, 2003 and 2001:

     In fiscal 2003, a non-operating expense of $3.1 million was recorded for the write-off of unamortized debt issuance costs associated with the replacement of our previous credit facility in October 2002.

     In fiscal 2001, a non-operating expense of $8.6 million was recorded for the premium on the repurchase of $65.0 million of our senior subordinated notes and related write-off of unamortized debt issuance costs in connection with a primary offering of our common stock in June 2001.

(9)  EBITDA represents net income from continuing operations plus interest expense, income tax expense and depreciation and amortization (excluding amortization of debt issuance costs). Adjusted EBITDA represents EBTIDA plus restructuring and related charges included within the cost of goods sold and operating expenses and other items described below.

     EBITDA and Adjusted EBITDA are measures commonly used by financial analysts in evaluating performance. Accordingly, management believes that EBITDA and Adjusted EBITDA may be useful for potential purchasers of the notes in assessing Rayovac's operating performance and its ability to meet debt service requirements. EBITDA and Adjusted
     EBITDA, as used herein, are not necessarily comparable with similarly titled measures of other companies. The items excluded from EBITDA and Adjusted EBITDA are significant in assessing Rayovac's operating results and liquidity.
     EBITDA and Adjusted EBITDA should not be considered in isolation from, or as an alternative to, operating income, cash flow or other combined income or cash flow data prepared in accordance with U.S. GAAP.

     EBITDA and Adjusted EBITDA are calculated from net income from continuing operations and reconciled to net cash provided by operating activities as follows:

                                                                          Fiscal Year Ended September 30,
                                                              ---------------------------------------------------------
                                                               2000         2001         2002        2003         2004
                                                              ------       ------       ------      ------       ------
                                                                                  ($ in millions)

Net income from continuing operations                        $  38.4      $ 11.5      $  29.2     $  15.5      $  56.2
Interest expense                                                30.6        27.2         16.0        37.2         65.7
Income tax expense                                              19.6         6.0         16.4         7.6         34.4
Depreciation and amortization (excluding amortization
   of debt issuance costs)                                      19.9        21.1         19.0        31.6         35.3
                                                             --------     ------      --------    --------     ---------
EBITDA                                                         108.5        65.8         80.7        91.8        191.4
Adjustments(a)                                                    --        30.9          1.2        41.8         20.6
Adjusted EBITDA                                                108.5        96.7         81.9       133.6        212.0
Interest expense, less amortization                            (28.2)      (25.1)       (14.4)      (35.2)       (61.5)
Other non-cash adjustments                                       2.2         2.4          5.8        (4.4)        23.2
Changes in assets and liabilities, net of acquisitions         (30.1)      (37.7)         9.9        14.4        (13.1)
Current income taxes, cash special charges and other           (19.6)      (18.3)       (16.4)      (32.2)       (55.7)
                                                             --------     -------     --------    --------     ---------
Net cash provided by operating activities                    $  32.8      $ 18.0      $  66.8     $  76.2      $ 104.9
                                                             ========     =======     ========    ========     =========

--------------------------------------------

(a)  Adjustments to arrive at Adjusted EBITDA for fiscal 2001 include the following ($ in millions):
       Restructuring and related charges                                                                        $ 22.3
       Loss on early extinguishment                                                                                8.6
                                                                                                                ------
                                                                                                                $ 30.9
                                                                                                                ======

     Adjustments to arrive at Adjusted EBITDA for fiscal 2002 include the following ($ in millions):
       Restructuring and related charges                                                                        $  1.2
                                                                                                                ======

     Adjustments to arrive at Adjusted EBITDA for fiscal 2003 include the following ($ in millions):
       Restructuring and related charges                                                                        $ 32.6
       Loss on early extinguishment                                                                                3.1
       Sales reduction related to North American retailer inventory repricing programs                             6.1
                                                                                                                ------
                                                                                                                $ 41.8
                                                                                                                ======

     Adjustments to arrive at Adjusted EBITDA for fiscal 2004 include the following ($ in millions):
       Restructuring and related charges                                                                        $ 11.4
       Costs associated with Remington integration                                                                 4.0
       Costs and expenses related to defense and settlement of class action lawsuit, preparations for abandoned capital transaction, resolution
         of certain state tax matters and tax consulting services                                                  3.2
       Costs associated with corporate relocation to Atlanta                                                       2.0
                                                                                                                 ------
                                                                                                                 $ 20.6
                                                                                                                 =======

(10) For purposes of calculating the ratio of earnings to fixed charges, (i) earnings is defined as income before income taxes plus fixed charges and (ii) fixed charges is defined as interest expense (including capitalized interest and amortization of debt issuance costs) and the portion of operating rental expense which management believes is representative of the interest component of rent expense.

(11) Working capital is defined as current assets less current liabilities.


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